Exhibit 99.1

PFSweb Reports First Quarter 2015 Results

Q1 Service Fee Equivalent Revenue up 31% to $37.7 Million; Adjusted EBITDA up 66% to $3.7 Million

Allen, TX – May 11, 2015 – PFSweb, Inc. (NASDAQ: PFSW), a global provider of end-to-end eCommerce solutions, reported results for the first quarter ended March 31, 2015.

First Quarter 2015 Highlights vs. Year-Ago Quarter

•	Service fee equivalent revenue (a non-GAAP measure defined below) increased 31% to a Q1 record $37.7 million compared to $28.8 million in the same period of 2014

•	Service fee gross margin increased 110 basis points to 31.5%

•	Adjusted EBITDA (a non-GAAP measure defined below) increased 66% to a Q1 record $3.7 million compared to $2.2 million in the same period of 2014

First Quarter 2015 Financial Results

Total revenues in the first quarter of 2015 increased 12% to $63.8 million compared to $57.2 million in the same period of 2014. Service fee revenue in the first quarter of 2015 increased 33% to $36.7 million compared to $27.6 million last year. Product revenue was $16.7 million compared to $21.7 million in the same period of 2014, primarily due to ongoing restructuring activities by the company’s largest client in this segment.

Service fee equivalent revenue in the first quarter of 2015 increased 31% to a record $37.7 million compared to $28.8 million in the same period of 2014. The increase was primarily due to new and expanded client relationships, as well as service fee revenues generated by the company’s newly acquired subsidiaries, REV Solutions and LiveAreaLabs, both of which were acquired in September 2014.

Service fee gross margin in the first quarter increased 110 basis points to 31.5% compared to 30.4% in the same period in 2014. The 2015 quarter included a higher proportion of professional and technology services, including the impact from our acquisitions of REV Solutions and LiveAreaLabs.

Adjusted EBITDA increased 66% to a record $3.7 million in the first quarter of 2015 compared to $2.2 million in the same period of 2014. As a percentage of service fee equivalent revenue, adjusted EBITDA increased 210 basis points to 9.9% compared to 7.8% in the year-ago quarter.

Net loss in the first quarter was $1.7 million or $(0.10) per diluted share, compared to a net loss of $1.8 million or $(0.11) per diluted share in the same period of 2014. Net loss in the first quarter of 2015 included $0.8 million in stock-based compensation expense and $0.8 million in acquisition related and restructuring costs. This compares to $0.8 million in stock-based compensation expense and no acquisition related and restructuring costs in the same period of 2014.

Non-GAAP net income (a non-GAAP measure defined below) in the first quarter of 2015 was $0.1 million or $0.01 per diluted share, compared to non-GAAP net loss of $1.0 million or $(0.06) per diluted share in the first quarter of 2014.

At March 31, 2015, cash and cash equivalents was $14.8 million compared to $18.1 million at December 31, 2014. Total debt was $14.1 million compared to $10.9 million at December 31, 2014.

Management Commentary

“Following a strong finish to 2014, we experienced a Q1 record performance in service fee equivalent revenue and adjusted EBITDA performance,” said Michael Willoughby, CEO of PFSweb. “These results were driven by our consistent execution for our existing and new clients, including the continued momentum in our digital agency and technology services businesses. Our top and bottom-lines were supplemented by new project wins that were significantly aided by our two acquisitions last year, both of which greatly enhanced our higher-margin professional services capabilities.

“As we look to continue to drive growth and take market share in 2015, we plan to build upon these acquisitions through both our end-to-end offering as well as our a la carte options, which entails contracting with clients in an initial service offering, and then working to expand those engagements with additional offerings in the future. We also plan to continue further investing in our sales and marketing efforts while we target acquisitions that support our geographic growth initiatives and enhance our end-to-end solution offering, especially within professional services.

“In addition, we will continue to focus on further enhancing the strong channel partnerships we’ve developed over the last several years. In fact, just last month, we were named Demandware’s 2014 Sales Partner of the Year, which further validates the success of our various go-to-market strategies. Given our multiple growth initiatives and plan for consistent execution, we continue to seek another record year of performance in 2015.”

2015 Outlook

PFSweb reaffirmed its 2015 service fee equivalent revenue guidance to range between $160 million and $170 million, which reflects growth of 15% to 23% from 2014. The company also reaffirmed its adjusted EBITDA target to range between $16 million and $18 million, which reflects growth of 17% to 32% from 2014. This guidance excludes the impact of potential future acquisitions.

Conference Call

PFSweb will conduct a conference call today at 5:00 p.m. Eastern time to discuss its results for the first quarter ended March 31, 2015.

The company’s CEO Mike Willoughby and CFO Tom Madden will host the conference call, followed by a question and answer period.

Date: Monday, May 11, 2015

Time: 5:00 p.m. Eastern time (4:00 p.m. Central time)

Toll-free dial-in number: 1-888-395-3227

International dial-in number: 1-719-325-2458

Conference ID: 3028565

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Liolios Group at 1-949-574-3860.

The conference call will be broadcast live and available for replay at http://public.viavid.com/index.php?id=114124 and via the investor relations section of the company’s website at www.pfsweb.com.

A replay of the conference call will be available after 8:00 p.m. Eastern time on the same day through May 25, 2015.

Toll-free replay number: 1-877-870-5176

International replay number: 1-858-384-5517

Replay ID: 3028565

About PFSweb Inc.

PFSweb (NASDAQ: PFSW) is a global provider of end-to-end eCommerce solutions including digital agency and marketing services, technology development services, business process outsourcing services and a complete omni-channel technology ecosystem. The company provides these solutions and services to major brand names and other companies seeking to optimize every customer experience and enhance their traditional and online business channels. PFSweb supports organizations across various industries, including Procter & Gamble, L’Oreal, LEGO, Columbia Sportswear, Ricoh, Roots Canada Ltd., Diageo, BCBGMAXAZRIA, T.J. Maxx, the United States Mint, and many more. PFSweb is headquartered in Allen, TX with additional locations in Tennessee, Mississippi, Minnesota, Washington, New York, Canada, Belgium, London, Munich, and India. For more information, please visit www.pfsweb.com or download the free PFSweb IR App on your iPhone, iPad or Android device.

Non-GAAP Financial Measures

This news release may contain certain non-GAAP measures, including non-GAAP net income (loss), earnings before interest, income taxes, depreciation and amortization (EBITDA), Adjusted EBITDA and service fee equivalent revenue.

Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, acquisition related costs and restructuring and other charges.

EBITDA represents earnings (or losses) before interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation, acquisition related costs and restructuring and other charges.

Service fee equivalent revenue represents service fee revenue plus the gross profit earned on product revenue.

Non-GAAP net income (loss), EBITDA, Adjusted EBITDA and service fee equivalent revenue are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation, acquisition related costs and restructuring and other charges and EBITDA and adjusted EBITDA further eliminate the effect of financing, income taxes and the accounting effects of capital spending, which items may vary from different companies for reasons unrelated to overall operating performance. Service fee equivalent revenue allows client contracts with similar operational support models but different financial models to be combined as if all contracts were being operated on a service fee revenue basis.

PFSweb believes these non-GAAP measures provide useful information to both management and investors by focusing on certain operational metrics and excluding certain expenses in order to present its core operating performance and results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.

Forward-Looking Statements

The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2014 identifies certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual Report of the Company and the Risk Factors described therein. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.

Company Contact:

Michael C. Willoughby

Chief Executive Officer

or

Thomas J. Madden

Chief Financial Officer

Tel 972-881-2900

Investor Relations:

Liolios Group Inc.

Scott Liolios or Sean Mansouri

Tel 949-574-3860

PFSW@liolios.com

PFSweb, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets (A)

(In Thousands, Except Share Data)

	March 31, 2015	December 31, 2014

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$14,770	$18,128
Restricted cash	293	521
Accounts receivable, net of allowance for doubtful accounts of $445 and $447 at March 31, 2015 and December 31, 2014, respectively	50,424	59,126
Inventories, net of reserves of $639 and $768 at March 31, 2015 and December 31, 2014, respectively	9,852	10,534
Other receivables	5,419	5,638
Prepaid expenses and other current assets	5,633	7,103

Total current assets	86,391	101,050

PROPERTY AND EQUIPMENT, net	25,066	26,604
INTANGIBLE ASSETS, net	1,940	2,170
GOODWILL	8,366	8,366
OTHER ASSETS	2,243	2,556

Total assets	124,006	140,746

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$10,153	$6,850
Trade accounts payable	28,396	38,842
Deferred revenue	7,880	9,098
Accrued expenses	26,084	28,473

Total current liabilities	72,513	83,263

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	3,949	4,062
DEFERRED REVENUE	4,504	5,355
DEFERRED RENT	4,720	4,870
OTHER LONG-TERM LIABILITIES	38	3,091

Total liabilities	85,724	100,641

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 35,000,000 shares authorized; 17,266,523 and 17,047,093 shares issued at March 31, 2015 and December 31, 2014, respectively; and 17,233,056 and 17,013,626 shares outstanding as of March 31, 2015 and December 31, 2014, respectively	17	17
Additional paid-in capital	130,233	129,457
Accumulated deficit	(91,619)	(89,926)
Accumulated other comprehensive income	(224)	682
Treasury stock at cost, 33,467 shares	(125)	(125)

Total shareholders’ equity	38,282	40,105

Total liabilities and shareholders’ equity	$124,006	$140,746

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2014.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations (A)

(In Thousands, Except Per Share Data)

	Three Months Ended March 31,
	2015	2014
REVENUES:
Product revenue, net	$16,654	$21,722
Service fee revenue	36,708	27,598
Pass-thru revenue	10,484	7,909

Total revenues	63,846	57,229

COSTS OF REVENUES:
Cost of product revenue	15,708	20,516
Cost of service fee revenue	25,155	19,220
Cost of pass-thru revenue	10,484	7,909

Total costs of revenues	51,347	47,645

Gross profit	12,499	9,584
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	13,614	11,022

Income (loss) from operations	(1,115)	(1,438)
INTEREST EXPENSE (INCOME), NET	318	143

Income (loss) before income taxes	(1,433)	(1,581)
INCOME TAX PROVISION (BENEFIT)	260	229

NET INCOME (LOSS)	$(1,693)	$(1,810)

NON-GAAP NET INCOME (LOSS)	$130	$(1,016)

NET INCOME (LOSS) PER SHARE:
Basic	$(0.10)	$(0.11)

Diluted	$(0.10)	$(0.11)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	17,144	16,522

Diluted	17,144	16,522

EBITDA	$2,140	$1,452

ADJUSTED EBITDA	$3,723	$2,246

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2014.

PFSweb, Inc. and Subsidiaries

Reconciliation of certain Non-GAAP Items to GAAP

(In Thousands, Except Per Share Data)

	Three Months Ended March 31,
	2015	2014

NET INCOME (LOSS)	$(1,693)	$(1,810)
Income tax expense (benefit)	260	229
Interest expense, net	318	143
Depreciation and amortization	3,255	2,890

EBITDA	$2,140	$1,452
Stock-based compensation	804	794
Acquisition related and restructuring costs	779	—

ADJUSTED EBITDA	$3,723	$2,246

	Three Months Ended March 31,
	2015	2014

NET INCOME (LOSS)	$(1,693)	$(1,810)
Stock-based compensation	804	794
Amortization of intangible assets	240	—
Acquisition related and restructuring costs	779	—

NON-GAAP NET INCOME (LOSS)	$130	$(1,016)

NET INCOME (LOSS) PER SHARE:
Basic	$(0.10)	$(0.11)

Diluted	$(0.10)	$(0.11)

NON-GAAP NET INCOME (LOSS) Per Share:
Basic	$0.01	$(0.06)

Diluted	$0.01	$(0.06)

	Three Months Ended March 31,
	2015	2014

TOTAL REVENUES	$63,846	$57,229
Pass-thru revenue	(10,484)	(7,909)
Cost of product revenue	(15,708)	(20,516)

SERVICE FEE EQUIVALENT REVENUE	$37,654	$28,804

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended March 31, 2015

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$16,654	$—	$16,654
Service fee revenue	32,732	3,976	—	36,708
Service fee revenue - affiliate	3,493	204	(3,697)	—
Pass-thru revenue	10,484	—	—	10,484

Total revenues	46,709	20,834	(3,697)	63,846

COSTS OF REVENUES:
Cost of product revenue	—	15,708	—	15,708
Cost of service fee revenue	24,657	3,946	(3,448)	25,155
Cost of pass-thru revenue	10,484	—	—	10,484

Total costs of revenues	35,141	19,654	(3,448)	51,347

Gross profit	11,568	1,180	(249)	12,499
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	13,230	633	(249)	13,614

Income (loss) from operations	(1,662)	547	—	(1,115)
INTEREST EXPENSE (INCOME), NET	206	112	—	318

Income (loss) before income taxes	(1,868)	435	—	(1,433)
INCOME TAX PROVISION (BENEFIT)	106	154	—	260

NET INCOME (LOSS)	$(1,974)	$281	$—	$(1,693)

NON-GAAP NET INCOME (LOSS)	$(151)	$281	$—	$130

EBITDA	$1,569	$571	$—	$2,140

ADJUSTED EBITDA	$3,152	$571	$—	$3,723

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(1,974)	$281	$—	(1,693)
Income tax expense (benefit)	106	154	—	260
Interest expense (income), net	206	112	—	318
Depreciation and amortization	3,231	24	—	3,255

EBITDA	$1,569	$571	$—	$2,140
Stock-based compensation	804	—	—	804
Acquisition related and restructuring costs	779	—	—	779

ADJUSTED EBITDA	$3,152	$571	$—	$3,723

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(1,974)	$281	$—	$(1,693)
Stock-based compensation	804	—	—	804
Amortization of intangible assets	240	—	—	240
Acquisition related and restructuring costs	779	—	—	779

NON-GAAP NET INCOME (LOSS)	$(151)	$281	$—	$130

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended March 31, 2014

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$21,722	$—	$21,722
Service fee revenue	24,153	3,445	—	27,598
Service fee revenue - affiliate	3,690	615	(4,305)	—
Pass-thru revenue	7,909	—	—	7,909

Total revenues	35,752	25,782	(4,305)	57,229

COSTS OF REVENUES:
Cost of product revenue	—	20,516	—	20,516
Cost of service fee revenue	19,520	3,615	(3,915)	19,220
Cost of pass-thru revenue	7,909	—	—	7,909

Total costs of revenues	27,429	24,131	(3,915)	47,645

Gross profit	8,323	1,651	(390)	9,584
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	10,176	1,236	(390)	11,022

Income (loss) from operations	(1,853)	415	—	(1,438)
INTEREST EXPENSE (INCOME), NET	(2)	145	—	143

Income (loss) before income taxes	(1,851)	270	—	(1,581)
INCOME TAX PROVISION (BENEFIT)	132	97	—	229

NET INCOME (LOSS)	$(1,983)	$173	$—	$(1,810)

NON-GAAP NET INCOME (LOSS)	$(1,189)	$173	$—	$(1,016)

EBITDA	$994	$458	$—	$1,452

ADJUSTED EBITDA	$1,788	$458	$—	$2,246

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(1,983)	$173	$—	(1,810)
Income tax expense (benefit)	132	97	—	229
Interest expense (income), net	(2)	145	—	143
Depreciation and amortization	2,847	43	—	2,890

EBITDA	$994	$458	$—	$1,452
Stock-based compensation	794	—	—	794

ADJUSTED EBITDA	$1,788	$458	$—	$2,246

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(1,983)	$173	$—	$(1,810)
Stock-based compensation	794	—	—	794

NON-GAAP NET INCOME (LOSS)	$(1,189)	$173	$—	$(1,016)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of March 31, 2015

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$8,319	$6,451	$—	$14,770
Restricted cash	—	293	—	293
Accounts receivable, net	34,385	16,390	(351)	50,424
Inventories, net	—	9,852	—	9,852
Other receivables	3	5,416	—	5,419
Prepaid expenses and other current assets	4,755	878	—	5,633

Total current assets	47,462	39,280	(351)	86,391

PROPERTY AND EQUIPMENT, net	24,996	70	—	25,066
RECEIVABLE/INVESTMENT IN AFFILIATES	9,533	—	(9,533)	—
INTANGIBLE ASSETS, net	1,940	—	—	1,940
GOODWILL	8,366	—	—	8,366
OTHER ASSETS	2,236	7	—	2,243

Total assets	94,533	39,357	(9,884)	124,006

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$6,520	$3,633	$—	$10,153
Trade accounts payable	7,027	21,720	(351)	28,396
Deferred revenue	7,880	—	—	7,880
Accrued expenses	21,756	4,328	—	26,084

Total current liabilities	43,183	29,681	(351)	72,513

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	3,949	—	—	3,949
PAYABLE TO AFFILIATES	—	22,045	(22,045)	—
DEFERRED REVENUE	4,504	—	—	4,504
DEFERRED RENT	4,720	—	—	4,720
OTHER LONG-TERM LIABILITIES	38	—	—	38

Total liabilities	56,394	51,726	(22,396)	85,724

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	17	19	(19)	17
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	130,233	28,060	(28,060)	130,233
Retained earnings (accumulated deficit)	(91,753)	(42,531)	42,665	(91,619)
Accumulated other comprehensive income	(233)	1,083	(1,074)	(224)
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	38,139	(12,369)	12,512	38,282

Total liabilities and shareholders’ equity	$94,533	$39,357	$(9,884)	$124,006

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2014.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of December 31, 2014

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$6,671	$11,457	$—	$18,128
Restricted cash	—	521	—	521
Accounts receivable, net	42,081	18,415	(1,370)	59,126
Inventories, net	—	10,534	—	10,534
Other receivables	—	5,638	—	5,638
Prepaid expenses and other current assets	6,141	962	—	7,103

Total current assets	54,893	47,527	(1,370)	101,050

PROPERTY AND EQUIPMENT, net	26,478	126	—	26,604
RECEIVABLE/INVESTMENT IN AFFILIATES	9,938	—	(9,938)	—
INTANGIBLE ASSETS, net	2,170	—	—	2,170
GOODWILL	8,366	—	—	8,366
OTHER ASSETS	2,527	29	—	2,556

Total assets	104,372	47,682	(11,308)	140,746

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$3,583	$3,267	$—	$6,850
Trade accounts payable	13,001	27,211	(1,370)	38,842
Deferred revenue	9,098	—	—	9,098
Accrued expenses	21,338	7,135	—	28,473

Total current liabilities	47,020	37,613	(1,370)	83,263

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	4,062	—	—	4,062
PAYABLE TO AFFILIATES	—	22,045	(22,045)	—
DEFERRED REVENUE	5,355	—	—	5,355
DEFERRED RENT	4,870	—	—	4,870
OTHER LONG-TERM LIABILITIES	3,091	—	—	3,091

Total liabilities	64,398	59,658	(23,415)	100,641

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	17	19	(19)	17
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	129,457	28,060	(28,060)	129,457
Retained earnings (accumulated deficit)	(90,061)	(42,711)	42,846	(89,926)
Accumulated other comprehensive income	686	1,656	(1,660)	682
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	39,974	(11,976)	12,107	40,105

Total liabilities and shareholders’ equity	$104,372	$47,682	$(11,308)	$140,746

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2014.